Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Collins Alternative Solutions Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated November 6, 2013 to the
Prospectus and Summary Prospectus dated June 28, 2013

Effective November 1, 2013, Seven Locks Capital Management LP (“Seven Locks”) has been added as a sub-adviser to the Collins Alternative Solutions Fund (the “Fund”).  The Funds’ investment adviser, Collins Capital Investments, LLC (the “Adviser”), and Seven Locks entered into a sub-advisory agreement on November 1, 2013 pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended.  At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on October 24, 2013, the Board approved the sub-advisory contract between the Adviser and Seven Locks in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of November 14, 2012.

The following disclosures in the Fund’s Summary Prospectus and the “Summary Section” of the Prospectus are hereby revised to read as follows:

Management

Investment Adviser	Portfolio Managers	Managed the Fund Since:
Collins Capital Investments, LLC	Dorothy C. Weaver	April 2012
	Stephen T. Mason	April 2012
Sub-Advisers	Portfolio Managers	Managed the Fund Since:
Whitebox Advisors LLC	Andrew J. Redleaf	April 2012
	Robert J. Vogel	April 2012
	Brian G. Lutz	April 2012
	Jason E. Cross, Ph.D.	April 2012
The Cambridge Strategy (Asset Management) Limited	David R. Thompson	April 2012
	Walid Khalfallah	April 2012
	Ali Yigitbasioglu, Ph.D.	April 2012
Stadion Money Management, LLC	Brad A. Thompson	April 2012
	Jonathan W. Weaver	February 2013
	David C. Pursell	February 2013
Pinebank Asset Management, LP	Oren M. Cohen	April 2012
Clinton Group, Inc.	Gregory P. Taxin	February 2013
Seven Locks Capital Management LP	Andrew S. Goldman	November 2013

The following information is added to the section entitled “Management of the Fund - The Sub-Advisers and Portfolio Managers” starting on page 21 of the Prospectus:

Seven Locks Capital Management LP
The Adviser has entered into a sub-advisory agreement with Seven Locks Capital Management LP (“Seven Locks”) to manage a portion of the Fund’s assets using the Fund’s long/short equity investing, event driven investing and long investing strategies.  Seven Locks invests both long and short in a diversified set of equities, fixed income securities, derivatives and other instruments.  Seven Locks invests in securities across industries and throughout global markets, with a focus on North America.  Seven Locks seeks to identify opportunities where, after conducting thorough bottoms-up research, it believes there are superior absolute returns available, after taking into account risk and volatility.  Seven Locks is located at 237 Park Avenue, 9th Floor, New York, New York 10017.  Seven Locks is a registered investment adviser founded in 2008 that serves as investment adviser to several private investment funds.  As of August 31, 2013, Seven Locks managed approximately $114 million in assets.

1

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and Seven Locks will be included in the Fund’s annual report to shareholders for the period ended February 28, 2014.

Andrew S. Goldman has served as Managing Partner and Chief Investment Officer since he founded Seven Locks in 2008.  Prior to founding Seven Locks, Mr. Goldman was Portfolio Manager of the US value with catalyst team at Magnetar Capital, running a multi-billion dollar portfolio of equity and credit investments and a team of six investment professionals.  Mr. Goldman joined Magnetar prior to launch in 2005 and was an active participant in the critical aspects of building the business prior to its launch.  Prior to Magnetar, Mr. Goldman was a Senior Analyst at Rockbay Capital, which he joined prior to launch in 2002 and helped to build from $34 million in assets under management at launch to more than $1.2 billion in 2005.  Prior to Rockbay, Mr. Goldman was an Analyst in the Mergers & Acquisitions Group at UBS AG.  Mr. Goldman graduated from the University of Pennsylvania with a B.S. in Economics from the Wharton School of Business.

Please retain this Supplement with your Summary Prospectus and
Prospectus for future reference.

2

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Collins Alternative Solutions Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated November 6, 2013 to the
Statement of Additional Information (“SAI”) dated June 28, 2013

Effective November 1, 2013, Seven Locks Capital Management LP (“Seven Locks”) has been added as a sub-adviser to the Collins Alternative Solutions Fund (the “Fund”).  The Funds’ investment adviser, Collins Capital Investments, LLC (the “Adviser”), and Seven Locks entered into a sub-advisory agreement on November 1, 2013 pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended.  At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on October 24, 2013, the Board approved the sub-advisory contract between the Adviser and Seven Locks in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of November 14, 2012.

The following disclosures in the SAI are hereby revised to read as follows:

Page 1 – “The Trust – paragraph 5”

Collins Capital Investments, LLC (the “Adviser” or “Collins Capital”) serves as the investment adviser for the Fund.  Whitebox Advisors LLC (“Whitebox Advisors”), The Cambridge Strategy (Asset Management) Limited (“Cambridge”), Stadion Money Management, LLC (“Stadion”), Pinebank Asset Management, LP (“Pinebank”), Clinton Group, Inc. (“Clinton”) and Seven Locks Capital Management LP (“Seven Locks”) are the sub-advisers to the Fund (collectively, the “Sub-Advisers”).

Page 34 – “Management of the Fund – Sub-Advisers”

Whitebox Advisors, Cambridge, Stadion, Pinebank, Clinton and Seven Locks are the Sub-Advisers to the Fund (collectively, the “Sub-Advisers”).  It is the Adviser’s responsibility to select Sub-Advisers for the Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.

Mr. Andrew J. Redleaf, Chief Executive Officer of Whitebox Advisors, is a control person of Whitebox Advisors due to his ownership of greater than 25% of Whitebox Advisors.  Mr. Edward D. Baker, Executive Chairman of Cambridge, David R. Thompson, Chief Investment Officer of Cambridge and Mr. Peter J. Henricks, Chief Executive Officer of Cambridge, are control persons of Cambridge, due to each person’s ownership of more than 25% of Cambridge.  Mr. Timothy A. Chapman, Chief Executive Officer of Stadion, is a control person of Stadion due to his ownership of more than 25% of Stadion.  Mr. Oren M. Cohen, Chief Investment Officer of Pinebank, is a control person of Pinebank, due to his ownership of more than 25% of Pinebank.  Mr. George E. Hall, Founder, Chief Executive Officer and Chief Investment Officer of Clinton, is a control person of Clinton due his ownership of more than 25% of Clinton.  Mr. Andrew S. Goldman, Founder, Managing Partner and Chief Investment Officer of Seven Locks, is a control person of Seven Locks due to his ownership of more than 25% of Seven Locks.

The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter monitoring the Sub-Advisers’ performance for compliance with the Fund’s investment objective and strategies, as well as adherence to its investment style.  The Adviser also conducts performance evaluations through in-person, telephonic and written consultations.  In evaluating the Sub-Advisers, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated.  The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions.  The Trust has obtained an exemptive order from the SEC with respect to the Fund that permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement.  This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.  Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund will receive notification of the change.

On a quarterly basis, the Adviser will pay the Sub-Advisers on a pro-rated basis, an annual fee of the net assets of the Fund allocated to that Sub-Adviser by the Adviser, which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement.  In determining the compensation structure for Sub-Advisers, the Adviser employs the following general criteria: (i) the type of asset class managed by the Sub-Adviser; (ii) the current market rate; (iii) the Sub-Advisers’ standard compensation rate for similar programs; and (iv) the anticipated asset flow for the Fund.  The Fund is not responsible for the payment of the sub-advisory fees.

The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Advisers, the Custodian, the Administrator or the Fund’s Transfer Agent.  Although the Sub-Advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the Sub-Advisers’ individual security selections.  The Sub-Advisers have complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s investment portfolio that they manage, subject to the Fund’s investment objectives, policies and limitations.  The Fund’s portfolio is managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Fund’s prospectus.

Page 35 – “Management of the Fund – Portfolio Managers - Other Accounts Managed by the Portfolio Managers”

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below.  Asset amounts have been rounded and are approximate as of February 28, 2013.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Dorothy C. Weaver (Collins Capital)	0	$0	16	$364 million	0	$0
Stephen T. Mason (Collins Capital)	0	$0	16	$364 million	0	$0
Jason E. Cross, Ph.D. (Whitebox Advisors)	2	$80 million	1	$960 million	2	$32 million
Brian G. Lutz (Whitebox Advisors)	1	$64 million	6	$1,967 million	4	$195 million
Robert J. Vogel (Whitebox Advisors)	1	$64 million	6	$1,967 million	4	$195 million
Andrew J. Redleaf (Whitebox Advisors)	2	$80 million	6	$1,967 million	4	$195 million
David R. Thompson (Cambridge)	1	$7 million	11	$496 million	0	$0
Walid Khalfallah (Cambridge)	1	$7 million	4	$90 million	0	$0
Ali Yigitbasioglu (Cambridge)	1	$7 million	2	$83 million	0	$0
Brad A. Thompson (Stadion)	6	$771.2 million	68	$1,158.8 million	86,140	$2,657.9 million
Jonathan W. Weaver (Stadion)	1	$81.2 million	0	$0	7	$10.6 million
David C. Pursell (Stadion)	1	$81.2 million	0	$0	7	$10.6 million
Oren M. Cohen (Pinebank)	1	$10 million	4	$133 million	0	$0
Gregory P. Taxin (Clinton)	0	$0	2	$124 million	2	$45.5 million
Andrew S. Goldman1 (Seven Locks)	0	$0	4	$118 million	0	$0

1	Asset amounts have been rounded and are approximate as of September 30, 2013.

The following table reflects information regarding accounts for which a Portfolio Manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Portfolio Managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees.  Asset amounts have been rounded and are approximate as of February 28, 2013.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Dorothy C. Weaver (Collins Capital)	0	$0	16	$364 million	0	$0
Stephen T. Mason (Collins Capital)	0	$0	16	$364 million	0	$0
Jason E. Cross, Ph.D. (Whitebox Advisors)	0	$0	1	$960 million	2	$32 million
Brian G. Lutz (Whitebox Advisors)	0	$0	6	$1,967 million	4	$195 million
Robert J. Vogel (Whitebox Advisors)	0	$0	6	$1,967 million	4	$195 million
Andrew J. Redleaf (Whitebox Advisors)	0	$0	6	$1,967 million	4	$195 million
David R. Thompson (Cambridge)	0	$0	11	$496 million	0	$0
Walid Khalfallah (Cambridge)	0	$0	2	$83 million	0	$0
Ali Yigitbasioglu (Cambridge)	0	$0	2	$83 million	0	$0
Brad A. Thompson (Stadion)	0	$0	0	$0	0	$0
Jonathan W. Weaver (Stadion)	0	$0	0	$0	0	$0
David C. Pursell (Stadion)	0	$0	0	$0	0	$0
Oren M. Cohen (Pinebank)	0	$0	4	$133 million	0	$0
Gregory P. Taxin (Clinton)	0	$0	2	$124 million	2	$45.5 million
Andrew S. Goldman1 (Seven Locks)	0	$0	4	$118 million	0	$0

1	Asset amounts have been rounded and are approximate as of September 30, 2013.

Page 37 – “Management of the Fund – Portfolio Manager Compensation” (new paragraph)

Seven Locks Capital Management LP.  The Seven Locks Portfolio Manager’s compensation is discretionary and based on overall performance of the accounts under their management.  As a managing partner of the firm, Mr. Goldman participates in the overall profitability of the firm.

Page 38 – “Management of the Fund – Ownership of Securities in the Fund by the Portfolio Managers”

As of February 28, 2013, the Portfolio Managers beneficially owned shares of the Fund totaling the following amounts:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dorothy C. Weaver	Over $1,000,000
Stephen T. Mason1	$100,001 - $500,000
Jason E. Cross, Ph.D.	None
Brian G. Lutz	None
Robert J. Vogel	None
Andrew J. Redleaf	None
David R. Thompson	None
Walid Khalfallah	None
Ali Yigitbasioglu	None
Brad A. Thompson	None
David C. Pursell	None
Jonathan W. Weaver	None
Oren M. Cohen	None
Gregory P. Taxin	None
Andrew S. Goldman1	None

1	Ownership amounts have been rounded and are approximate as of September 30, 2013.

Please retain this Supplement with your SAI for future reference.